UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 7, 2012

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

1. The Management Development and Compensation Committee (“Committee”) adopted the Cash Based Restricted Stock Units Plan in December 2011. See its description in Form 8-K filed January 6, 2012. Initial grants were made under this plan February 1, 2012 to various employees and officers of FBL Financial Group, Inc., including all of the Named Executive Officers except for the CEO. Under the Cash Based Restricted Stock Units Plan, the Committee may make grants of units which are economically equivalent to shares of the Company's Class A common stock. However, the units will never be convertible to stock, have no voting rights and no dividend or dividend equivalent rights. At settlement, the units are settled for cash equal to then equivalent fair market value of the same number of shares. Grants made February 1, 2012 are service based, with 20% of each grant vesting on the first through fifth anniversary date and then being settled for cash.

Grants were made to the following named executive officers:

NAME	NUMBER OF UNITS
James P. Brannen	10,222
Kevin R. Slawin	7,712
Charles T. Happel	3,910
David A. McNeill	4,727
Russell J. Wiltgen	3,635

2. With the sale of the Company's subsidiary EquiTrust Life Insurance Company December 30, 2011, the growth in book value performance terms of restricted stock grants made in early 2011 became unattainable. The Committee and the participants canceled the earlier grants before year end 2011. The Committee awarded cash bonuses which were paid January 5 to four executives including three Named Executive Officers in recognition of their efforts leading to a successful sale, and to avoid penalizing them for their successful efforts on the sales transaction which would have lead to a loss to them on the 2011 grants.

Cash bonuses were paid to:
James P. Brannen, Chief Financial Officer            $537,459.78
Charles T. Happel, Chief Investment Officer            $199,333.82
David A. McNeill, General Counsel                $301,455.58

Other employees and officers whose 2011 grants were cancelled received RSU Replacement Grants; these included grants issued February 1, 2012 to Kevin R. Slawin, Chief Marketing Officer, for 12,255 Units, and to Russell J. Wiltgen, Chief Actuary, for 4,551 Units. These Units are service based and will become vested and settle for cash February 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
Registrant

Date: February 7, 2012

/s/ David A. McNeill
David A. McNeill
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No:    Description

99.1    Form of Restricted Stock Unit Grant Agreement

99.2        Form of Restricted Stock Unit Replacement Grant Agreement